Exhibit 10.1

SECOND OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT TO THE NOTE DOCUMENTS

THIS SECOND OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT TO THE NOTE DOCUMENTS (this “Agreement”), dated as of September 18, 2024 is by and among Staffing 360 Solutions, Inc., a Delaware corporation (the “Company”), Faro Recruitment America, Inc., a New York corporation (“Faro”), Monroe Staffing Services, LLC, a Delaware limited liability company (“Monroe”), Lighthouse Placement Services, Inc., a Massachusetts corporation (“Lighthouse”), Key Resources, Inc., a North Carolina corporation (“Key”), Headway Workforce Solutions, Inc., a Delaware corporation (“Headway Workforce”), Headway Employer Services, LLC, a Delaware limited liability company (“Headway Employer”), Headway HR Solutions, Inc., a New York corporation (“Headway HR”), and NC PEO Holdings, LLC, a Delaware limited liability company (“NC PEO” and together with Faro, Monroe, Lighthouse, Key, Headway Workforce, Headway Employer and Headway HR, collectively the “Guarantors” and the Guarantors, collectively with Company, the “Obligors”) and Jackson Investment Group, LLC (the “Purchaser”).

WHEREAS, pursuant to that certain Third Amended and Restated Note and Warrant Purchase Agreement, dated as of October 27, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Purchase Agreement” and the Existing Purchase Agreement, as amended by this Agreement, the “Purchase Agreement”), by and among the Obligors and Purchaser, Purchaser agreed to make extensions of credit and other financial accommodations to the Obligors;

WHEREAS, the Obligations of the Obligors under the Existing Purchase Agreement are further evidenced by that certain (1) Third Amended and Restated 12% Senior Secured Note due October 14, 2024, dated as of October 27, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Third Amended and Restated Note”), made and executed by Company in favor of Purchaser and (2) 12% Senior Secured Promissory Note due October 14, 2023, dated as of August 30, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “August 2023 Senior Note”; together with the Third Amended and Restated Note, the “Notes”), made and executed by Company in favor of Purchaser;

WHEREAS, the Obligations of the Obligors were secured by, among other things, liens, security interests and other encumbrances pursuant to (1) that certain Amended and Restated Security Agreement, dated as of September 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Security Agreement” and the Existing Security Agreement, as amended by this Agreement, the “Security Agreement”), by and among the Obligors and Purchaser, and (2) that certain Amended and Restated Pledge Agreement, dated as of September 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pledge Agreement” and the Existing Pledge Agreement, as amended by this Agreement, the “Pledge Agreement”), by and among the Obligors and Purchaser;

WHEREAS, the Company has requested that the Purchaser make certain amendments to the Purchase Agreement and the Notes and, subject to the terms and conditions set forth herein, the Purchaser has agreed to such amendments on the terms set forth herein;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

2. Amendments to the Existing Purchase Agreement. Subject to the satisfaction (or waiver in writing by Purchaser) of the conditions precedent set forth in Section 6 hereof, on the Second Omnibus Amendment Effective Date:

(a) Section 1.1 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the Second Omnibus Amendment Effective Date to amend and restate the following defined term in its entirety with the applicable definitions set forth below:

“Maturity Date” means the earlier of (a) January 13, 2025, or (b) the date of acceleration of the maturity of any of the Senior Notes pursuant to Section 9.2 hereof.

(b) Section 1.1 of the Existing Purchase Agreement is hereby amended as of, from and subsequent to the Second Omnibus Amendment Effective Date by adding the following new definitions in appropriate alphabetical order:

“Second Omnibus Amendment Agreement” means that certain Second Omnibus Amendment and Reaffirmation Agreement to the Note Documents, dated as of the Second Omnibus Amendment Effective Date, by and among the Obligors and Purchaser as may be amended, restated, supplemented or otherwise modified from time to time.

“Second Omnibus Amendment Effective Date” shall mean the date upon which all conditions in Section 6 of the Second Omnibus Amendment Agreement have been satisfied (or waived in writing by Purchaser in its sole discretion).

3. Amendments to the Notes. Subject to the satisfaction (or waiver in writing by Purchaser) of the conditions precedent set forth in Section 6 hereof, the Notes are hereby amended as of, from and subsequent to the Second Omnibus Amendment Effective Date to amend the reference to the date of October 14, 2024 in the first paragraph of each Note, which subsequently is referred to therein as the Maturity Date, to extend such Maturity Date to January 13, 2025.

4. Representations and Warranties. Each Obligor represents and warrants, that (a) immediately prior to giving effect to the Second Omnibus Amendment Effective Date, each representation and warranty contained in the Purchase Agreement and each other Transaction Document are true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty are true and correct in all respects) and (b) immediately after giving effect to the Second Omnibus Amendment Effective Date and the other transactions contemplated herein, each representation and warranty contained in the Purchase Agreement and each other Transaction Document are true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty are true and correct in all respects).

5. Reaffirmation. Each of the Obligors hereby reaffirms (a) all of its obligations under the Transaction Documents, and agrees that this Agreement and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge any Obligor’s obligations under the Transaction Documents, and (b) the continuing security interests in its respective assets granted in favor of Purchaser pursuant to the Security Documents. Each of the Obligors hereby (i) acknowledges and agrees that its guarantee of the Obligations includes, without limitation, all principal, interest, fees and other amounts now or hereafter due by Company under Notes and the other Transaction Documents, (ii) ratifies all the provisions of, and reaffirms its obligations under, the guarantee set forth in Article 4 of the Purchase Agreement and each other Transaction Document to which it is a party and confirms that all provisions of each such document are and shall remain in full force and effect in accordance with its terms, and (iii) reaffirms the continuing security interests in its assets granted in favor of Purchaser pursuant to the Security Documents.

6. Conditions Precedent: This Agreement shall be effective as of the Second Omnibus Amendment Effective Date upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to the Purchaser:

(a) Documentation. Purchaser shall have received this Agreement, duly executed by the Obligors and the Purchaser.

(b) Representations and Warranties. The representations and warranties contained in the Purchase Agreement and each other Transaction Document shall be true and correct in all material respects (or, with respect to representations already qualified by concepts of materiality, in all respects) on and as of the Second Omnibus Amendment Effective Date.

(c) No Material Adverse Effect. No Material Adverse Effect has occurred since the period represented by the most recent financial statements provided to Purchaser.

(d) No Default, Etc. No Default or Event of Default shall exist.

7. Reference to and Effect on the Existing Purchase Agreement and the other Transaction Documents.

(a) On and after the Second Omnibus Amendment Effective Date, (i) each reference in the Purchase Agreement and each of the other Transaction Documents to the “Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Purchase Agreement shall mean and be a reference to the Purchase Agreement, (ii) each reference in each of the other Transaction Documents to, as applicable, a “Security Agreement”, “thereunder”, “thereof” or words of like import referring to, as applicable, the Existing Security Agreements shall mean and be a reference to, as applicable, the Security Agreement and (iii) each reference in each of the other Transaction Documents to, as applicable, a “Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to, as applicable, the Existing Pledge Agreements shall mean and be a reference to, as applicable, the Pledge Agreement.

(b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser under any of the Transaction Documents, or constitute a waiver of any provision of any of the Transaction Documents.

(c) This Agreement shall be a “Note Document” and “Transaction Document” for all purposes under the Purchase Agreement (and for all purposes hereof).

(d) The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Transaction Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Purchase Agreement, the Existing Security Agreement, the Existing Pledge Agreement or any other Transaction Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Purchase Agreement, the Existing Security Agreement and the Existing Pledge Agreement, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Purchase Agreement, the Existing Security Agreement, the Existing Pledge Agreement and the other Transaction Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Agreement), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto.

8. Expenses; Reimbursement. The expense reimbursement provisions set forth in Section 10.3 of the Purchase Agreement are hereby incorporated by reference and, without limiting the generality of the foregoing, shall be deemed fully applicable the fees, costs and expenses incurred by Purchaser in connection with the negotiation, execution and delivery of this Agreement.

9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS).

12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13. RELEASE. Each obligor hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against PURCHASER (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) on or prior to the SECOND OMNIBUS AMENDMENT EFFECTIVE Date directly arising out of, connected with or related to this Agreement, the Existing PURCHASE Agreement or any other TRANSACTION Document, or any act, event or transaction related or attendant thereto, or the agreements of PURCHASER contained therein, or the making of any EXTENSIONS OF CREDIT or other advances, or the management of such EXTENSIONS OF CREDIT or other advances or the Collateral, and (b) PURCHASER has heretofore properly performed and satisfied in a timely manner all of its obligations to the obligor, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, PURCHASER wishes (and the obligors agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances, that have taken place on or prior to THE SECOND OMNIBUS AMENDMENT EFFECTIVE DATE directly arising out of, connected with or related to this Agreement, the Existing purchase Agreement or any other transaction Document, or any act, event or transaction related or attendant thereto, or the agreements of Purchaser contained therein, or the making of any extensions of credit or other advances, or the management of such extensions of credit or other advances or the Collateral, would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each obligor (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge Purchaser, together with its respective Affiliates, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the SECOND OMNIBUS AMENDMENT EFFECTIVE directly arising out of, connected with or related to this Agreement, the Existing purchase Agreement or any other transaction Document, or any act, event or transaction related or attendant thereto, or the agreements of Purchaser contained therein, or the possession, use, operation or control of any of the assets of any obligor, or the making of any extensions of credit or other advances, or the management of such extensions of credit or other advances or the Collateral. Each obligor represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Second Omnibus Amendment and Reaffirmation to Note Documents to be duly executed by its authorized officers, and Purchaser, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

COMPANY:

STaffing 360 solutions, inc.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

SUBSIDIARY GUARANTORS:

FARO RECRUITMENT AMERICA, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President and Chief Executive Officer

MONROE STAFFING SERVICES, LLC

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President and Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

KEY RESOURCES, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President and Chief Executive Officer

HEADWAY WORKFORCE SOLUTIONS, INC.

By:	/s/ Brendan Flood
Name:	Brendan Flood
Title:	President

HEADWAY EMPLOYER SERVICES, LLC

	By:	/s/ Brendan Flood
	Name:	Brendan Flood
	Title:	President

HEADWAY PAYROLL SOLUTIONS, LLC

	By:	/s/ Brendan Flood
	Name:	Brendan Flood
	Title:	President

HEADWAY HR SOLUTIONS, INC.

	By:	/s/ Brendan Flood
	Name:	Brendan Flood
	Title:	President

NC PEO HOLDINGS, LLC

	By:	/s/ Brendan Flood
	Name:	Brendan Flood
	Title:	President

PURCHASER:

JACKSON INVESTMENT GROUP, LLC

	By:	/s/ Richard L. Jackson
	Name:	Richard L. Jackson
	Title:	Chief Executive Officer